                                                                     Exibit 10.2

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                           LOAN AND SECURITY AGREEMENT

                          DATED AS OF OCTOBER 30, 2006

                                     BETWEEN

                                BNS HOLDING, INC.
                                 AS THE BORROWER

                                       AND

                            STEEL PARTNERS II, L.P.,
                                  AS THE LENDER

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                                TABLE OF CONTENTS
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Section                                                                     Page
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                                       i

EXHIBITS:
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Exhibit A -       Form of Note
Exhibit B -       Pledge and Security Agreement

                                       ii

                           LOAN AND SECURITY AGREEMENT

                  This Loan and Security Agreement, dated as of October 30, 2006
(this "Agreement"),  is made between BNS Holding,  Inc., a Delaware  corporation
(the  "Borrower"),  and Steel Partners II, L.P., a Delaware limited  partnership
(the "Lender").

                                    RECITALS:

                  WHEREAS,  Lender has agreed to loan money to the  Borrower for the  purposes of  acquiring  80% of the  outstanding  common  stock of Collins I
Holding  Corp., a Delaware  corporation  ("Collins  Holding"),  on the terms and subject to the provisions contained herein.

                  NOW THEREFORE, in consideration of the premises and the mutual promises  contained  herein and for other good and valuable  consideration,  the receipt and  sufficiency  of which is hereby  acknowledged,  the parties  hereto agree as follows:

                                   ARTICLE I.

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.1. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

                           "ADVANCE" means an advance under Section 2.1.

                           "AFFILIATE"  means  any  Person  which,  directly  or
         indirectly,  controls or is  controlled  by or is under common  control with  another  Person.  For  purposes  of  this  definition,  "control"
         (including,  with correlative  meanings,  the terms "controlled by" and
         "under common control with"), as used with respect to any Person, means the  power to  direct  or cause the  direction  of the  management  and policies of such Person,  directly or indirectly,  whether  through the ownership of voting securities or by contract or otherwise.

                           "BANKRUPTCY  CODE" means The Bankruptcy Reform Act of
         1978, as amended, and codified as 11 U.S.C. Sections 101 ET SEQ.

                           "BORROWER" has the meaning in the preamble.

                           "BNS  SUBSIDIARIES"   means  any  Subsidiary  of  the
         Borrower other than Collins Holding.

                           "BUSINESS DAY" means a day of the year on which banks
         are not required or authorized to close in New York, New York.

                           "CAPITAL  LEASE" means any  obligation to pay rent or
         other amounts under a lease of (or other agreement  conveying the right to use) any property  (whether  real,  personal or mixed,  immovable or movable)  that is  required to be  classified  and  accounted  for as a capitalized lease obligation under GAAP.

                           "CODE"  means the Internal  Revenue Code of 1986,  as
         amended from time to time, and any successor statute.

                           "COMMITMENT" means $14,000,000.

                           "CONTROL"  when used with respect to any Person means
         the  power to  direct  the  management  and  policies  of such  Person, directly  or  indirectly,  whether  through  the  ownership  of  voting securities,  by contract or otherwise;  and the terms "CONTROLLING" and
         "CONTROLLED" have meanings correlative to the foregoing.

                           "DEBT" means (without  duplication),  for any Person,
         (a)  indebtedness  of such Person for borrowed  money or arising out of any  extension  of  credit  to  or  for  the  account  of  such  Person
         (including,  without  limitation,  extensions  of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit  issued for the account of such  Person) or for the  deferred purchase price of property or services;  (b)  indebtedness  of the kind described in clause (a) of this definition  which is secured by (or for which the holder of such debt has any  existing  right,  contingent  or otherwise,  to be secured by) any Lien upon or in Property  (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such  indebtedness  or  obligations;  (c) all  obligations as lessee under any Capital Lease; (d) all contingent liabilities and obligations under  direct or indirect  guarantees  in respect  of, and  obligations
         (contingent  or  otherwise)  to  purchase  or  otherwise  acquire,   or
         otherwise to assure a creditor against loss in respect of, indebtedness or  obligations  of others  of the kinds  referred  to in  clauses  (a)
         through (c) above; and (e) any monetary obligation of a Person under or in connection with a sale-leaseback or similar arrangement.

                           "DEBTOR  LAWS"  means  all  applicable   liquidation,
         conservatorship,  bankruptcy,  moratorium,  arrangement,  receivership, insolvency,  reorganization  or similar laws  including the  Bankruptcy
         Code,  or  general  equitable  principles  from  time to time in effect affecting the rights of creditors generally.

                           "DEFAULT"  means any event  the  occurrence  of which
         does,  or with the lapse of time or  giving  of  notice or both  would, constitute an Event of Default.

                           "EVENTS OF  DEFAULT"  has the  meaning  specified  in
         Section 9.1.

                           "GAAP" means generally accepted accounting principles
         set  forth  in  the  opinions  and  pronouncements  of  the  Accounting
         Principles  Board  and  the  American  Institute  of  Certified  Public
         Accountants,   and  statements  and  pronouncements  of  the  Financial
         Accounting Standards Board.

                           "GOVERNMENTAL   AUTHORITY"  means  any  (domestic  or
         foreign) federal,  state, county,  municipal,  parish,  provincial,  or other government, or any department,  commission, board, court, agency, or any  other  instrumentality  of any of them or any  other  political subdivision thereof, and any entity exercising executive,  legislative, judicial, regulatory, or administrative functions of, or pertaining to, government,  including,  without limitation, any arbitration panel, any court, or any commission.

                           "HIGHEST  LAWFUL RATE" means the maximum  nonusurious
         interest  rate,  if any,  that at any time or from  time to time may be contracted for, taken,  reserved,  charged, or received with respect to any Note or on other  amounts,  if any,  due to the Lender  pursuant to this Agreement or any other Loan Document under laws  applicable to the
         Lender which are presently in effect or, to the extent  allowed by law, under such applicable laws which may hereafter be in effect.

                           "ISSUE  DATE"  means  the date on  which  any Note is
         issued pursuant to this Agreement.

                           "LEGAL  REQUIREMENT"  means any order,  constitution,
         law, ordinance,  principle of common law, regulation,  rule, statute or treaty of any applicable Governmental Authority.

                           "LIEN" means any security interest, mortgage, pledge,
         hypothecation,   charge,  claim,  option,  right  to  acquire,  adverse
         interest,  assignment, deposit arrangement,  encumbrance,  restriction, statutory  or  other  lien,  preference,  priority  or  other  security agreement or preferential  arrangement of any kind or nature whatsoever
         (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing,  and the filing of any financing  statement under the
         Uniform Commercial Code or comparable law of any jurisdiction).

                           "LOAN DOCUMENTS" means this Agreement,  any Note, the
         Pledge and Security Agreement,  and any document or instrument executed in connection with any of the foregoing.

                           "MATERIAL   ADVERSE  EFFECT"  means  (i)  a  material
         adverse effect on the  transactions  contemplated  hereby  (including a material  adverse  effect on the ability of any party hereto to perform its  obligations  hereunder) or (ii) a material  adverse  effect on the business,  assets,  liabilities,  operations,  results  of  operations, condition  (financial or  otherwise)  or prospects of the Borrower,  if any, that is material to the Borrower,  taken as a whole, other than as a result of adverse economic  conditions in the United States generally or as a result of any act or omission contemplated by this Agreement.

                           "MATURITY  DATE"  means the  earliest to occur of (a)
         the  fifty-eight  month  anniversary  of the  Issue  Date,  or (b) such earlier time to which the Obligations may be accelerated  under Section
         9.1.

                           "NOTE"  means any  promissory  note issued under this
         Agreement pursuant to Section 2.2 or Section 3.1(b).

                           "OBLIGATIONS"  means  all of the  obligations  of the
         Borrower now or hereafter  existing under the Loan  Documents,  whether for principal, interest, fees, expenses, indemnification or otherwise.

                           "PERMITTED   LIENS"  has  the  meaning  specified  in
         Section 8.3.

                           "PERSON"  means an individual,  partnership,  limited
         liability  company  (including  a  business  trust  or  a  real  estate
         investment   trust),   joint  stock  company,   trust,   unincorporated
         association,   corporation,   joint  venture  or  other  entity,  or  a
         government or any political subdivision or agency thereof.

                           "PLEDGE AND SECURITY  AGREEMENT" means the pledge and
         security  agreement  between the Lender and the  Borrower  executed and delivered  simultaneously  with this  Agreement,  in the form  attached hereto as Exhibit B.

                           "PROPERTY" means any interest or right in any kind of
         property or asset, whether real,  personal,  or mixed, owned or leased, tangible or intangible, and whether now held or hereafter acquired.

                           "RESPONSIBLE   OFFICER"  means  the  chief  financial
         officer or the chief accounting officer of the Borrower,  as designated in reports  filed by the  Borrower  with the  Securities  and  Exchange
         Commission.

                           "SUBSIDIARY"  when used with  respect to any  Person,
         shall mean any corporation or other organization,  whether incorporated or unincorporated, of which such Person or any other Subsidiary of such
         Person is a general  partner or at least 50% of the securities or other interests having by their terms ordinary voting power to elect at least
         50% of the board of directors or others  performing  similar  functions with respect to such  corporation or other  organization is directly or indirectly  owned or controlled  by such Person,  by any one or more of
         its   Subsidiaries,   or  by  such  Person  and  one  or  more  of  its
         Subsidiaries.

                  SECTION 1.2. TERMS  GENERALLY.  The definitions in Section 1.1 apply  equally  to both the  singular  and  plural  forms of the terms  defined.
Whenever  the context  requires,  any pronoun  shall  include the  corresponding masculine,  feminine  and neuter  forms.  The words  "include",  "includes"  and
"including" shall be construed as if followed by the words "without limitation".
The words  "herein",  "hereof" and "hereunder" and words of similar import refer to this Agreement (including the Exhibits hereto) in its entirety and not to any part hereof,  unless the context  otherwise  requires.  All references herein to
Articles, Sections, and Exhibits are references to Articles and Sections of, and
Exhibits to, this Agreement unless the context  otherwise  requires.  Unless the context otherwise requires,  any references to any agreement or other instrument or  statute  or  regulation  are  to  such  agreement,  instrument,  statute  or regulation as amended and supplemented  from time to time (and, in the case of a statute or  regulation,  to any  successor  provisions).  Any  reference in this
Agreement to a "day" or number of "days" (without the explicit  qualification of
"business")  shall mean a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular day, and such day is not a business  day, then such action or notice shall be deferred  until,  or may be taken or given on, the next Business Day.

                  SECTION 1.3. COMPUTATION OF TIME PERIODS. In this Agreement in the  computation of periods of time from a specified  date to a later  specified date,  unless  otherwise  specified  herein  the word  "from"  means  "from  and including" and the words "to" and "until" each means "to but excluding".

                  SECTION  1.4.  ACCOUNTING  TERMS.  All  accounting  terms  not
specifically   defined  herein  shall  be  construed  in  accordance  with  GAAP consistent  with those applied in the  preparation  of the financial  statements referred to in Section 7.2.

                                  ARTICLE II.

                        AMOUNTS AND TERMS OF THE ADVANCE

                  SECTION  2.1.  ADVANCE.   Lender  agrees,  on  the  terms  and
conditions  hereinafter  set forth,  to make an advance  ("Advance") on the date hereof consisting of a term loan in an amount not to exceed the Commitment.  The amount  outstanding on such Advance shall be payable in accordance  with Section
3.1 hereof and shall mature and all outstanding principal thereof, together with accrued and unpaid  interest  thereon,  shall be due and payable on the Maturity
Date.

                  SECTION 2.2. THE NOTE.  The Borrower shall execute and deliver to the Lender to evidence the Advance, a term note (the "Note") in the amount of the Commitment.  The Note shall be substantially in the form of Exhibit A hereto with the blanks appropriately  filled, and shall mature on the Maturity Date, at which time all principal and interest then  outstanding  thereunder shall become due and payable.

                  SECTION 2.3.  INTEREST.  The Advance  shall bear interest from and  including  the Issue  Date,  at a rate per annum equal at all times to 15%, payable quarterly commencing three months from the Issue Date in accordance with
Section3.1.

                  All  computations  of  interest  hereunder  pursuant  to  this
Article II shall be made on the basis of a year of 365 or 366 days,  as the case may be, in each case for the actual number of days  (including the first day but excluding  the last day)  occurring  in the period for which  such  interest  is payable.

                                  ARTICLE III.

                        PAYMENTS, PREPAYMENTS, INCREASED
                                 COSTS AND TAXES

                  SECTION 3.1. PAYMENTS AND COMPUTATIONS

                           (a) The outstanding  principal balance of the Advance
                  shall  be  payable  on the  Maturity  Date,  when  all  unpaid principal of, and accrued and unpaid  interest on, the Advance shall be due and payable.

                           (b) Each quarterly  payment of interest due under the
                  Note  (other  than at the  Maturity  Date) shall be payable in kind  through the  issuance  and delivery to the Lender by the
                  Borrower of an additional Note in the principal  amount of the interest payment then due, bearing interest at the rate of 15%
                  per annum and  payable as to  principal  and all  accrued  but unpaid  interest on the  Maturity  Date,  which Notes shall be substantially  in the form of Exhibit A hereto with the blanks appropriately filled.

                           (c)  Whenever  any  payment  under any Note  shall be
                  stated  to be due on a day other  than a  Business  Day,  such payment shall be made on the next succeeding Business Day, and such  extension  of time shall in such case be included in the computation of payment of interest or fee, as the case may be.

                  SECTION 3.2. MANDATORY PREPAYMENTS

                  If,  while any  amount of  principal  or  accrued  but  unpaid interest  remain  outstanding  on any  Note,  Borrower  conducts  any  sales  of
Borrower's  securities  or any  sale of its  assets  permitted  under  the  Loan
Documents,  the Borrower shall,  immediately upon receipt of the net proceeds of such sale,  pay to the Lender all of such net  proceeds up to an amount equal to the aggregate amount of principal of and accrued  interest on all Notes.  Lender shall apply any such  proceeds,  in its sole  discretion,  to prepay  amounts of principal of and/or accrued interest on any Note or Notes then outstanding.

                  SECTION 3.3.  VOLUNTARY  PREPAYMENTS.  Following  the two year anniversary of the Issue Date, the Borrower may, upon at least five (5) Business
Days'  prior  written  notice to the  Lender,  prepay all or any  portion of the principal  balance of the Obligations.  Such notice shall be irrevocable and the payment  amount  specified  in  such  notice  shall  be due and  payable  on the prepayment  date  described in such notice.  Any amount of the Advance  which is prepaid in accordance with this Section may not be reborrowed.

                  SECTION 3.4. TAXES

                           (a) Any and all  payments by the  Borrower  under any
                  Note shall be made, in  accordance  with Section 3.1, free and clear of and  without  deduction  for any and all  present  or
                  future  taxes,  levies,   imposts,   deductions,   charges  or
                  withholdings,   and  all  liabilities  with  respect  thereto,
                  excluding,  in the case of the  Lender,  taxes  imposed on its income, and franchise taxes imposed on it, by the jurisdiction under  the  laws of  which  the  Lender  is  organized  or any political  subdivision  thereof.  If  the  Borrower  shall  be required by law to deduct any such  amounts from or in respect of any sum payable  under any Note to the Lender,  (i) the sum payable  shall be  increased as may be necessary so that after
                  making   all   required   deductions   (including   deductions
                  applicable to additional  sums payable under this Section 3.4)
                  the Lender  receives an amount  equal to the sum it would have received had no such  deductions  been made, (ii) the Borrower shall make such  deductions  and (iii) the Borrower  shall pay the full amount deducted to the relevant taxation authority or
                  other   authority  in  accordance  with  applicable  law.  The
                  Borrower  further agrees to pay any present or future stamp or documentary  taxes or any  other  excise  or  property  taxes, charges or similar  levies  which arise from any payment  made under any Note or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any Note.

                           (b) The Borrower  will  indemnify  the Lender for the
                  full amounts  payable  pursuant to Section 3.4(a)  (including,
                  without   limitation,   any  such   amounts   imposed  by  any
                  jurisdiction  on amounts  payable under this Section 3.3) paid by the Lender and any liability (including penalties, interest and  expenses)  arising  therefrom  or with  respect  thereto,
                  whether  or  not  such  amounts  were   correctly  or  legally
                  asserted.

Without  prejudice  to the  survival  of any  other  agreement  of the  Borrower hereunder,  the  agreements and  obligations  of the Borrower  contained in this
Section 3.4 shall  survive the payment in full of principal  and interest  under all Notes.

                                  ARTICLE IV.

                                    SECURITY

                  SECTION  4.1.  GRANT OF SECURITY  INTEREST.  The  Borrower and
Lender have entered into the Pledge and Security  Agreement in order to grant to
Lender a first priority lien and security interest in and to all Property of the
Borrower  and any other  Collateral  (as  defined  in the  Pledge  and  Security
Agreement) to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of its covenants and duties under the Loan
Documents.

                  SECTION 4.2.  DELIVERY OF ADDITIONAL  DOCUMENTATION  REQUIRED.
The Borrower shall execute and deliver to the Lender,  prior to or  concurrently with the  Borrower's  execution  and delivery of this  Agreement and at any time thereafter at the request of the Lender, all financing statements,  continuation
financing  statements,   fixture  filings,  security  agreements,   assignments,
endorsements  of  certificates  of title,  applications  for title,  affidavits, reports,  notices,  schedules of accounts,  letters of authority,  and all other documents  that the Lender  may  reasonably  request,  in form  satisfactory  to
Lender, to perfect and maintain perfected the Lender's security interests in the
Property and in order to fully consummate all of the  transactions  contemplated under the Loan Documents.

                                   ARTICLE V.

                              CONDITIONS OF LENDING

                  SECTION  5.1.  CONDITIONS   PRECEDENT  TO  THE  ADVANCE.   The
obligation  of the  Lender  to make the  Advance  is  subject  to the  condition precedent  that  Lender  shall have  received  on the date  hereof,  in form and substance satisfactory to the Lender:

                           (a) A Note  representing  the aggregate amount of the
                  Advance,  duly  executed  by the  Borrower  and payable to the order of the Lender.

                           (b) This Agreement, duly executed by the Borrower.

                           (c) A  certificate  of an  officer  of  the  Borrower
                  certifying  the  resolutions  of the board of directors of the
                  Borrower  approving and authorizing  the execution,  delivery, and  performance  by the Borrower of each Loan  Document,  the notices and other  documents  to be  delivered by the Borrower
                  pursuant  to  each  Loan   Document,   and  the   transactions
                  contemplated thereunder.

                           (d)  Certificates of appropriate  officials as to the
                  existence   and  good   standing   of  the   Borrower  in  its
                  jurisdiction of incorporation.

                           (e) The duly executed Pledge and Security Agreement.

                           (f) Such other documents and instruments with respect
                  to the  transactions  contemplated  hereby as the  Lender  may reasonably
                  request.

                                  ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

                  In order to induce the  Lender to enter  into this  Agreement, the Borrower represents and warrants to the Lender as of the date hereof that:

                  SECTION  6.1.  EXISTENCE.   The  Borrower,  each  of  the  BNS
Subsidiaries  and Collins Holding is duly organized,  validly  existing,  and in good standing under the laws of the  jurisdiction in which it is incorporated or organized and is duly qualified or licensed to do business in all  jurisdictions
where  the  Property  owned  or  the  business   transacted  by  it  makes  such
qualification  necessary  and where the failure to be so qualified  would have a
Material Adverse Effect.

                  SECTION  6.2.  POWER AND  AUTHORIZATION.  The Borrower is duly authorized and empowered to execute,  deliver, and perform its obligations under each Loan  Document and all  corporate or other  action on the  Borrower's  part requisite for the due execution, delivery, and performance of each Loan Document has been duly and effectively taken.

                  SECTION  6.3.   BINDING   OBLIGATIONS.   Each  Loan   Document
constitutes the legal, valid and binding obligation of the Borrower  enforceable against it in accordance with its terms,  except as such  enforceability  may be limited by  applicable  bankruptcy,  insolvency,  reorganization,  moratorium or similar laws affecting  creditors' rights generally,  or by principles governing the availability of equitable remedies.

                  SECTION 6.4. GOVERNMENT APPROVALS. The execution, delivery and performance  by the Borrower of this  Agreement and the other Loan  Documents to which the Borrower is or is to become a party and the transactions  contemplated hereby and thereby do not require  the  approval or consent of, or filing  with, any governmental agency or authority other than those already obtained.

                  SECTION 6.5. TAXES;  GOVERNMENTAL CHARGES. The Borrower,  each of the BNS  Subsidiaries  and Collins  Holding has timely  filed or caused to be timely  filed all  federal,  state,  and foreign  income tax  returns  which are required  to be  filed,  and has paid or caused to be paid all taxes as shown on such returns or on any  assessment  received by it to the extent that such taxes have become due, except for such taxes and assessments as are being contested in good faith in appropriate proceedings and reserved for in accordance with GAAP.

                  SECTION 6.6.  COMPLIANCE WITH LAW. The business and operations of the Borrower, each of the BNS Subsidiaries and Collins Holding, as conducted, are in compliance in all material respects with all Legal Requirements.

                  SECTION  6.7.  ABSENCE  OF  FINANCING  STATEMENTS.  Except  as
provided herein,  there is no financing statement,  security agreement,  chattel mortgage,  real estate  mortgage or other  document  filed or recorded  with any filing records,  registry or other public office, that purports to cover, affect or give notice of any present or possible  future lien on, or security  interest in, the Property of the Borrower or any rights relating thereto.

                  SECTION  6.8.  LITIGATION.   There  are  no  actions,   suits,
proceedings  or  investigations  of any kind pending or  threatened  against the
Borrower,  any of the BNS  Subsidiaries  or  Collins  Holding  before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the  aggregate,  reasonably  be expected to  materially adversely affect the properties,  assets, financial condition or business of the
Borrower or its Subsidiaries or materially impair the right of the Borrower, its
Subsidiaries  and Collins  Holding,  considered as a whole, to carry on business substantially  as now conducted by them, or result in any substantial  liability not  adequately  covered by insurance,  or for which  adequate  reserves are not maintained on the consolidated balance sheet of the Borrower,  or which question the  validity of this  Agreement  or any of the other Loan  Documents,  or might impair or prevent any action taken or to be taken pursuant hereto or thereto.

                  SECTION  6.9.  NO  DEFAULT OR EVENT OF  DEFAULT.  No event has occurred  or is  continuing  which  constitutes  a Default  or Event of  Default hereunder.

                                  ARTICLE VII.

                      AFFIRMATIVE COVENANTS OF THE BORROWER

                  So long as any Obligation  shall remain  unpaid,  the Borrower covenants and agrees that, unless the Lender shall otherwise consent in writing:

                  SECTION 7.1.  COMPLIANCE  WITH LAWS,  ETC.  The Borrower  will comply, in all material respects with all applicable Legal Requirements.

                  SECTION 7.2. REPORTING AND NOTICE  REQUIREMENTS.  The Borrower
will furnish to the Lender:

                           (a)  QUARTERLY  FINANCIAL  STATEMENTS.   As  soon  as
                  available and in any event within  forty-five  (45) days after the end of each fiscal quarter of the Borrower  (excluding the fourth quarter), balance sheets (which are to be consolidated, if  applicable)  of the Borrower as of the end of such quarter and statements of income (or loss),  stockholder's  equity (or deficiency)  and cash flow (which are to be  consolidated,  if applicable)  of the Borrower for the period  commencing at the end of the  previous  fiscal year of the  Borrower  and ending with the end of such fiscal quarter,  all in reasonable detail and  certified by a Responsible  Officer as presenting  fairly
                  the  financial   position  (on  a   consolidated   basis,   if
                  applicable)  of the Borrower as of the date  indicated and the results of their operations and changes in financial  position
                  (on a  consolidated  basis,  if  applicable)  for  the  period indicated  in  conformity  with  GAAP,  consistently  applied, subject to changes resulting from year-end adjustments.

                           (b) ANNUAL FINANCIAL STATEMENTS. As soon as available
                  and in any event within ninety (90) days after the end of each fiscal year of the  Borrower,  statements of income (or loss), shareholder's  equity (or deficiency) and cash flow (which are to be  consolidated,  if  applicable) of the Borrower for such fiscal year, and balance sheets (which are to be consolidated, if  applicable)  of the  Borrower as of the end of such fiscal year,  all in  reasonable  detail  and  satisfactory  in form, substance,  and  scope  to  the  Lender  and  certified  by  a
                  Responsible   Officer  as  presenting   fairly  the  financial
                  position  (on a  consolidated  basis,  if  applicable)  of the
                  Borrower  as of the date  indicated  and the  results of their
                  operations   and   changes  in   financial   position   (on  a
                  consolidated basis, if applicable) for the period indicated in conformity  with GAAP,  consistently  applied (except for such inconsistencies  which may be disclosed in such  report).

                           (c) NOTICE OF DEFAULT.  Promptly after any officer of
                  the  Borrower  knows or has reason to know that any Default or
                  Event of Default has  occurred,  a written  statement  of such officer  of the  Borrower  setting  forth the  details of such
                  Default or Event of Default and the action  which the Borrower has taken or proposes to take with respect thereto.

                           (d)  NOTIFICATION  OF  CLAIM  AGAINST  PROPERTY.  The
                  Borrower will, immediately upon becoming aware thereof, notify the  Lender in writing of any  setoff,  withholdings  or other defenses to which any of the Property,  or the Lender's rights with respect to the Property, are subject.

                  SECTION 7.3. USE OF PROCEEDS. The proceeds of the Advance will be  exclusively  used by the Borrower to acquire 80% of the  outstanding  common stock of Collins Holding.

                  SECTION  7.4.  TAXES  AND  LIENS.  The  Borrower  will pay and discharge,  or will  cause  to be  paid  and  discharged,  promptly  all  taxes, assessments,  and  governmental  charges or levies  imposed upon the Borrower or upon the income of any  Property  of the  Borrower  as well as all claims of any kind (including,  without limitation, claims for labor, materials, supplies, and rent) which,  if unpaid,  might become a Lien upon any Property of the Borrower, except such taxes, assessments, governmental charges or levies contested in good faith by the Borrower.

                  SECTION 7.5. MAINTENANCE OF PROPERTY. The Borrower will at all times  maintain,  preserve,  protect,  and  keep,  or  cause  to be  maintained, preserved,  protected, and kept, its Property in good repair, working order, and condition (ordinary wear and tear excepted) and consistent with past practice.

                                       10

                  SECTION  7.6.  RIGHT OF  INSPECTION.  From  time to time  upon reasonable  notice to the  Borrower,  the  Borrower  will  permit any officer or employee of, or agent  designated by, the Lender to visit and inspect any of the
Properties of the Borrower,  examine the Borrower's corporate books or financial records, take copies and extracts therefrom, and discuss the affairs,  finances, and accounts of the Borrower with the  Borrower's  officers or certified  public accountants,  all as often as the Lender may  reasonably  desire,  provided that such visits and  inspections  shall be made only during business hours and so as not to interfere  unreasonably with the business and operations of the Borrower.
All  confidential  or  proprietary  information  provided  to or obtained by the
Lender under this section or under this Agreement shall be held in confidence by the Lender in the same  manner  and with the same  degree of  protection  as the
Lender   exercises  with  respect  to  its  own   confidential   or  proprietary
information.  For  purposes of this  section,  all  information  provided to the
Lender  pursuant  hereto  shall be  presumed  to  constitute  "confidential  and proprietary information" unless (i) the Borrower indicates otherwise in writing,
(ii) the information was or becomes generally available to the public other than as a result of a  disclosure  in  violation of this section by the Lender or its representatives, (iii) the information was or becomes available to the Lender or its  representatives  on a  non-confidential  basis from a source other than the
Borrower, (iv) the information was within the possession of the Lender or any of its  representatives  prior to being  furnished by or on behalf of the Borrower, provided  that in each case the  source of such  information  was not bound by a confidentiality agreement in respect thereof preventing disclosure to the Lender or its representatives or (v) the information is independently  developed by the
Lender (but only if it does not contain or  reflect,  and is not based upon,  in whole  or  in  part,  any  information  furnished  hereunder  which  constitutes
"confidential or proprietary information").

                  SECTION 7.7.  INSURANCE.  The Borrower will maintain insurance of similar types and  coverages as maintained on the date hereof and  consistent with past practice with financially sound and reputable  insurance companies and associations  acceptable to the Lender based on the Lender's reasonable judgment
(or as to workers' compensation or similar insurance, in an insurance fund or by self-insurance  authorized  by the  jurisdiction  in which  its  operations  are carried on).

                  SECTION 7.8. NOTICE OF LITIGATION.  The Borrower will promptly notify Lender in writing of any litigation,  legal proceeding or dispute,  other than  disputes  in the  ordinary  course of business  or,  whether or not in the ordinary  course of business,  involving  amounts in excess of $25,000,  and any investigation of Borrower by any Governmental Authority, adversely affecting the
Borrower  or any of the  BNS  Subsidiaries  whether  or  not  fully  covered  by insurance, and regardless of the subject matter thereof.

                  SECTION 7.9. MAINTENANCE OF OFFICE. The Borrower will maintain its chief executive office in Middletown,  Rhode Island,  or at such other place in the United  States of America as the Borrower  shall  designate  upon written notice to the Lender,  where notices,  presentations  and demands to or upon the
Borrower in respect of the Loan  Documents  to which the Borrower is a party may be given or made.  The Borrower shall notify the Lender in writing of the intent of the Borrow to relocate any of its Property at least five  Business Days prior to the date of such proposed relocation.

                  SECTION  7.10.  EXISTENCE.  The  Borrower  shall  preserve and maintain  its  legal  existence  and  all of its  material  rights,  privileges, licenses, contracts and property and assets used or useful to its business.

                  SECTION 7.11. FURTHER ASSURANCES.  The Borrower will cooperate with the Lender and execute such further instruments and documents as the Lender shall  reasonably  request  to carry out to its  satisfaction  the  transactions contemplated by this Agreement and the other Loan Documents.

                                       11

                                 ARTICLE VIII.

                               NEGATIVE COVENANTS

                  So long as any Obligation  shall remain  unpaid,  the Borrower covenants and agrees that, without the written consent of the Lender:

                  SECTION  8.1.  IMPAIRMENT  OF RIGHTS.  The  Borrower  will not undertake  any action or engage in any  transaction  or  activity  to impair the
Lender's rights hereunder.

                  SECTION 8.2.  RESTRICTIONS ON DEBT. The Borrower will not, and will not permit any of the BNS Subsidiaries to, create, incur, assume, guarantee or be or remain  liable,  contingently  or  otherwise,  with respect to any Debt other than:

                           (a) Debt to the Lender  arising under any of the Loan
                  Documents;

                           (b)  current  liabilities  of the  Borrower  or  such
                  Subsidiary  incurred in the  ordinary  course of business  not incurred  through  (i) the  borrowing  of  money,  or (ii) the obtaining of credit except for credit on an open account basis customarily  extended and in fact extended in connection  with normal purchases of goods and services;

                           (c)   Debt  in   respect   of   taxes,   assessments,
                  governmental charges or levies and claims for labor, materials and supplies to the extent that payment  therefor shall not at the  time  be  required  to be  made in  accordance  with  the provisions of Section 7.4;

                           (d) Debt in respect of  judgments or awards that have
                  been in force for less than the  applicable  period for taking an appeal so long as execution is not levied  thereunder or in respect of which the Borrower or such BNS Subsidiary  shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of  execution  shall have been obtained pending such appeal or review;

                           (e)   endorsements   for   collection,   deposit   or
                  negotiation  and  warranties of products or services,  in each case incurred in the ordinary course of business; and

                           (f)  Debt  owed  by the  Borrower  or any of the  BNS
                  Subsidiaries  to trade  vendors,  in the amount of the cost to the  Borrower  or such BNS  Subsidiary  of  inventory  held on
                  consignment  from  such  trade  vendors,  including,   without
                  limitation, in connection with and pursuant to agreements with the Borrower's trade vendors.

                                       12

                  SECTION 8.3. RESTRICTIONS ON LIENS. The Borrower will not, and will not permit any of the BNS Subsidiaries to, (i) create or incur or suffer to be created or  incurred or to exist any Lien upon any of its  Property,  or upon the income or profits  therefrom;  (ii)  transfer  any of such  Property  or the income or  profits  therefrom  for the  purpose  of  subjecting  the same to the payment of Debt or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon  conditional  sale or other title  retention or purchase money  security  agreement,  device or  arrangement;  (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any
Debt  or  claim  or  demand  against  it  that if  unpaid  might  by law or upon bankruptcy or insolvency,  or otherwise,  be given any priority  whatsoever over its general  creditors;  or (v) sell,  assign,  pledge or otherwise transfer any accounts,  contract rights,  general intangibles,  chattel paper or instruments, with or without  recourse;  provided that the Borrower and any Subsidiary of the
Borrower  may create or incur or suffer to be created  or  incurred  or to exist
(the "Permitted Liens"):

                           (a)  liens to  secure  taxes,  assessments  and other
                  government  charges in respect of  obligations  not overdue or liens on properties  to secure  claims for labor,  material or supplies in respect of obligations not overdue;

                           (b) deposits or pledges made in  connection  with, or
                  to secure  payment of,  workmen's  compensation,  unemployment
                  insurance,   old  age  pensions  or  other   social   security
                  obligations;

                           (c) liens on  properties  in respect of  judgments or
                  awards, the Debt with respect to which is permitted by Section
                  8.2(d); and

                           (d)   encumbrances  on  real  estate   consisting  of
                  easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title  thereto,  landlord's or lessor's  liens under leases to which the Borrower or any BNS Subsidiary is a party, and other minor  liens or  encumbrances  none of which in the opinion of the  Borrower  interferes  materially  with  the  use  of  the property  affected in the ordinary  conduct of the business of the  Borrower  or any BNS  Subsidiary,  which  defects  do not individually  or in the  aggregate  have a materially  adverse effect on the business of the Borrower  individually or of the
                  Borrower and the BNS Subsidiaries on a consolidated basis.

                  SECTION 8.4. MERGERS AND ACQUISITIONS.  The Borrower will not, and will not permit any of the BNS Subsidiaries to, become a party to any merger or  consolidation,  or  agree  to or  effect  any  asset  acquisition  or  stock acquisition  (other than the  acquisition  of assets in the  ordinary  course of business  consistent with past  practices).  The Borrower will not, and will not permit any of the BNS Subsidiaries to, agree to or effect any asset  acquisition or stock  acquisition  without  the prior  written  consent of the  Lender.  The
Borrower will not create or form any subsidiaries without the consent of Lender;
PROVIDED,  HOWEVER,  this shall in no way effect or limit the ability of Collins
Holding,  or any of its  Subsidiaries,  to take  any  actions  they  shall  deem necessary or advisable.

                                       13

                  SECTION 8.5. ISSUANCE OF EQUITY SECURITIES.  The Borrower will not issue any equity securities,  including, without limitation, any issuance of warrants,  options or subscription or conversion rights, unless (i) the Borrower receives  solely cash  proceeds from each such  issuance,  (ii) the net proceeds from such issuance are applied in  accordance  with Section 3.2 hereof and (iii)
no Default or Event of Default has  occurred and is  continuing  at the time any such  issuance is  consummated  and none would  exist  (whether or not after the expiration of time or giving of notice or both) after giving effect thereto.

                  SECTION 8.6. RELATED PARTY TRANSACTIONS. The Borrower will not undertake  any  action  or  engage  in any  transaction  or  activity  with  any
Affiliate,  other than those  contemplated  by the Loan  Documents,  without the prior  written  approval of Lender,  which  approval  shall not be  unreasonably withheld.

                  SECTION 8.7. ISSUANCE OF EQUITY SECURITIES BY COLLINS HOLDING.
The Borrower  will not consent to the issuance by Collins  Holding of any equity securities  or any  warrants,  options  or  subscription  or  conversion  rights entitling  the holder  thereof to  purchase or obtain any equity  securities  of
Collins Holding,  without the prior written consent of the Lender, which consent will not be unreasonably withheld.

                                  ARTICLE IX.

                                EVENTS OF DEFAULT

                  SECTION 9.1. EVENTS OF DEFAULT. If any of the following events
("Events of  Default")  shall occur and,  after  written  notice  thereof by the
Lender to the Borrower,  shall not have been cured within five calendar days (in the case of monetary  defaults)  or 15  calendar  days (in the case of all other defaults) unless a shorter period of time is specified below:

                           (a) the  Borrower  shall fail to pay  principal of or
                  interest  on any Note or other  amounts  due under any Note or this  Agreement  or any  other  Loan  Document,  when the same becomes due and payable; or

                           (b) the  Borrower  shall enter into any  agreement or
                  arrangement to sell, dispose,  assign,  exchange, gift, lease,
                  pledge,   hypothecate  or  otherwise  transfer,   directly  or
                  indirectly,  in one  transaction or a series of  transactions, all  or  substantially  all  of the  assets  of the  Borrower, without prior written consent of Lender; or

                           (c)  any  representation  or  warranty  made  by  the
                  Borrower (or any of its officers)  under or in connection with any Loan  Document  shall prove to have been  incorrect in any material respect when made or deemed made; or

                           (d) the Borrower shall fail to perform or observe any
                  term,  covenant or agreement  contained herein or in any other
                  Loan  Document  within  10 days  after  written  notice of the
                  Lender to cure same; or

                                       14

                           (e) the  Borrower  or any of its  Subsidiaries  shall
                  fail to pay any  principal  of, or premium or interest on, any
                  Debt  when  the  same  becomes  due and  payable  (whether  by scheduled maturity, required prepayment,  acceleration, demand or otherwise)  unless being contested in good faith,  and such failure shall continue after the applicable  grace period,  if any, specified in the agreement or instrument relating to such
                  Debt;  or any other  event  constituting  a  default  (however defined)  shall  occur or  condition  shall  exist  under  any agreement  or  instrument  relating to any such Debt and shall continue after the applicable grace period, if any,  specified in such  agreement or  instrument,  which would give rise to a right to accelerate such Debt; or

                           (f) the Borrower  fails to use the proceeds  from the
                  Advance  in  accordance   with  the  stated  use  therefor  as
                  contemplated by Section 7.3; or

                           (g) the Borrower shall generally not pay its debts as
                  such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the  benefit  of  creditors;  or any  proceeding  shall be instituted by or against the Borrower under the Bankruptcy Law or any other Debtor Law seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Debtor Laws, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian  or  other  similar  official  for  it  or  for  any substantial  part of its Property and, in the case of any such proceeding  instituted  against it (but not instituted by it), either such  proceeding  shall remain  undismissed or unstayed for a period of 30 days, or any of the actions  sought in such proceeding  (including,  without  limitation,  the entry of an order for relief  against,  or the  appointment of a receiver, trustee,  custodian or other  similar  official for, it or for any  substantial  part of its  Property)  shall occur;  or the
                  Borrower  shall take any corporate  action to authorize any of the actions set forth above in this subsection (g);

                           (h) the Pledge and Security Agreement or any interest
                  of the Lender  thereunder  shall for any reason be terminated, invalidated,  void or unenforceable or the Borrower shall fail to perform any obligation thereunder; or

                           (i) the  Borrower  shall  change  (i) the  number  of
                  authorized or  outstanding  shares of its common stock or (ii)
                  attempt to  liquidate  or dissolve  itself,  without the prior written consent of the Lender;

then, and in any such event,  Lender (after providing the notice and opportunity to cure set forth in the first  clause of this  Section)  may,  by notice to the
Borrower,  declare the principal  amount of any Notes,  all interest thereon and all other  Obligations or amounts payable under this Agreement or any other Loan
Document to be forthwith due and payable, whereupon the Notes, all such interest and all such  amounts  shall become and be  forthwith  due and payable,  without presentment,  demand,  protest or further  notice of any kind,  all of which are hereby expressly waived by the Borrower and all interest on and principal of all other Debt owed by the  Borrower  to the  Lender  shall  likewise  become and be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower;  PROVIDED
HOWEVER,  that in the case of any  Default  pursuant to  Subsection  (g) of this
Section 9.1, all such interest and all such amounts shall  automatically  become and be due and payable,  without presentment,  demand,  protest or any notice of any kind, all of which are hereby expressly waived by the Borrower..

                                       15

                                   ARTICLE X.

                                  MISCELLANEOUS

                  SECTION 10.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All
representations  and warranties in each Loan Document shall survive the delivery of the  Notes and the  making  of the  Advance,  and  shall  continue  after the repayment  of the  Notes  and  the  Maturity  Date  until  all  Obligations  are indefeasibly  paid in full,  and any  investigation  at any  time  made by or on behalf of the Lender shall not diminish the Lender's right to rely thereon.

                  SECTION 10.2.  AMENDMENTS,  ETC. No amendment or waiver of any provision  of this  Agreement or any Note,  nor consent to any  departure by the
Borrower therefrom,  shall in any event be effective unless the same shall be in writing  and signed by the  Lender,  and then such  waiver or  consent  shall be effective only in the specific  instance and for the specific  purpose for which given.

                  SECTION   10.3.   NOTICES,   ETC.   All   notices   and  other
communications provided for hereunder shall be in writing (including by telex or telefacsimile  transmission) and shall be effective when actually delivered,  or in the case of telex notice, when sent,  answerback received,  or in the case of
telefacsimile   transmission,   when  received  and  telephonically   confirmed,
addressed as follows:  if to the  Borrower,  at their  address at 25  Enterprise
Center, Suite 104, Middletown,  Rhode Island 02842,  Attention:  Michael Warren,
facsimile number (401) 848-6444; if to the Lender, at its address at 590 Madison
Avenue,  32nd floor,  New York, NY 10022 , Attention:  John McNamara,  facsimile number (212) 520-2321; or as to the Borrower or the Lender at such other address as shall be designated by such party in a written notice to the other parties.

                  SECTION 10.4. NO WAIVER;  REMEDIES.  No failure on the part of the Lender to  exercise,  and no delay in  exercising,  any right under any Loan
Document  shall  operate  as a waiver  thereof;  nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 10.5.  COSTS,  EXPENSES AND TAXES. The Borrower agrees to pay all reasonable fees and out-of-pocket  expenses of the Lender incurred in connection with the  preparation  and execution of this Agreement.  The Borrower agrees to pay on  demand  all costs and  expenses,  if any  (including,  without limitation,  reasonable  counsel  fees and  expenses),  reasonably  incurred  in connection with the enforcement (whether through negotiations, legal proceedings or  otherwise)  of the Loan  Documents  and the other  documents to be delivered under the Loan Documents, including, without limitation, reasonable counsel fees and expenses in  connection  with the  enforcement  of rights under this Section
10.5. The Borrower shall not be responsible to the Lender for any expenses other than those set forth in this Agreement.

                                       16

                  SECTION 10.6. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default,  the Lender is hereby authorized at any time and from time to time, to the fullest  extent  permitted by law, to set off and apply any and all deposits (general or special, time or demand,  provisional or final) at any time held and other  Debt at any time owing by the Lender to or for  the  credit  or the  account  of the  Borrower  against  any and all of the obligations  of the Borrower now or hereafter  existing under any Loan Document, whether or not the Lender shall have made any demand under any Note and although such obligations may be unmatured. Lender agrees promptly to notify the Borrower after any such set-off and  application  made by such Lender,  provided that the failure to give such notice  shall not affect the  validity of such  set-off and application.  The rights of the Lender  under this  Section  are in  addition to other  rights and  remedies  (including,  without  limitation,  other  rights of set-off) which such the Lender may have.

                  SECTION 10.7.  BINDING  EFFECT.  This  Agreement  shall become effective  when it shall have been  executed by the  Borrower and the Lender and thereafter  shall be binding upon and inure to the benefit of the Borrower,  the
Lender and their  respective  successors  and  assigns,  except that neither the
Borrower  nor the Lender  (except as  provided  in Section  10.8) shall have the right to assign its rights  hereunder or any interest  herein  without the prior written consent of the other.

                  SECTION 10.8.  ASSIGNMENTS AND PARTICIPATIONS.  The Lender may
assign  all or a portion  of its rights  and  obligations  under this  Agreement
(including,  without limitation, all or a portion of any Note held by it) to any
Affiliate of Lender.

                  SECTION 10.9. LIMITATION ON AGREEMENTS. All agreements between the  Borrower or the  Lender,  whether now  existing  or  hereafter  arising and whether written or oral, are hereby expressly  limited so that in no contingency or event  whatsoever,  whether  by reason of demand  being made in respect of an amount due under any Loan  Document  or  otherwise,  shall the amount  paid,  or agreed to be paid, to the Lender for the use,  forbearance,  or detention of the money to be loaned  under the Notes or any other Loan  Document or  otherwise or for the payment or performance of any covenant or obligation contained herein or in any other Loan Document  exceed the Highest  Lawful Rate.  If, as a result of any  circumstance  whatsoever,  fulfillment of or compliance  with any provision hereof or of any of such  documents at the time  performance  of such  provision shall be due or at any other time shall involve  exceeding the amount  permitted to be contracted for, taken,  reserved,  charged or received by the Lender under applicable  usury law,  then,  ipso facto,  the  obligation  to be  fulfilled or complied with shall be reduced to the limit  prescribed by such applicable usury law, and if, from any such circumstance,  the Lender shall ever receive interest or anything  which might be deemed  interest  under  applicable  law which would exceed the Highest  Lawful Rate,  such amount which would be excessive  interest shall be applied to the  reduction of the  principal  amount owing on account of the Notes or the  amounts  owing on other  obligations  of the  Borrower  to the
Lender under any Loan  Document  and not to the payment of interest,  or if such excessive  interest  exceeds the unpaid  principal  balance of the Notes and the amounts owing on other  obligations of the Borrower to the Lender under any Loan
Document, as the case may be, such excess shall be refunded to the Borrower. All sums  paid or  agreed  to be paid to the  Lender  for the use,  forbearance,  or detention of the indebtedness of the Borrower to the Lender shall, to the extent permitted by  applicable  law, be  amortized,  prorated,  allocated,  and spread throughout  the full  term of such  indebtedness  until  payment  in full of the

                                       17

principal (including the period of any renewal or extension thereof) so that the interest on account of such  indebtedness  shall not exceed the  Highest  Lawful
Rate.  Notwithstanding  anything to the contrary contained in any Loan Document, it is  understood  and  agreed  that if at any time the rate of  interest  which accrues  on the  outstanding  principal  balance of the Notes  shall  exceed the
Highest  Lawful  Rate,  the rate of interest  which  accrues on the  outstanding principal  balance of the Note shall be limited to the Highest  Lawful Rate, but any  subsequent  reductions  in  the  rate  of  interest  which  accrues  on the outstanding  principal balance of any Note shall not reduce the rate of interest which  accrues  on the  outstanding  principal  balance  of such Note  below the
Highest  Lawful  Rate  until  the  total  amount  of  interest  accrued  on  the outstanding  principal balance of all Notes, taken in the aggregate,  equals the amount of interest  which would have  accrued if such  interest  rate had at all times  been in  effect  and not  been  reduced.  In the  event  that any rate of interest  under any Note or any Loan  Document  is reduced  due to the effect of this Section 10.9 and there is a subsequent increase in the Highest Lawful Rate, such  interest rate shall,  automatically  without any action of the Borrower or
Lender,  be increased to the then applicable  Highest Lawful Rate. The terms and provisions  of this  Section  10.9  shall  control  and  supersede  every  other provision of all Loan Documents.

                  SECTION  10.10.  SEVERABILITY.  In case any one or more of the provisions contained in any Loan Document to which the Borrower is a party or in any  instrument  contemplated  thereby,  or any  application  thereof,  shall be invalid,  illegal, or unenforceable in any respect, the validity,  legality, and enforceability  of the remaining  provisions  contained  therein,  and any other application thereof, shall not in any way be affected or impaired thereby.

                  SECTION  10.11.  GOVERNING  LAW. This  Agreement and the Notes
shall be governed by, and construed in accordance with, the laws of the State of
New York  applicable to contracts made and to be performed  entirely within such state.

                  SECTION  10.12.  SUBMISSION  TO  JURISDICTION;   WAIVERS.  THE
BORROWER AND THE LENDER IRREVOCABLY AND UNCONDITIONALLY:

                           (a) SUBMITS FOR ITSELF AND ITS  PROPERTY IN ANY LEGAL
                  ACTION OR PROCEEDING  RELATING TO THIS  AGREEMENT OR ANY OTHER
                  LOAN  DOCUMENT  OR  FOR  RECOGNITION  AND  ENFORCEMENT  OF ANY
                  JUDGMENT  IN RESPECT  THEREOF,  TO THE  NON-EXCLUSIVE  GENERAL
                  JURISDICTION  OF THE  COURTS  OF THE  STATE OF NEW  YORK,  THE
                  COURTS  OF THE  UNITED  STATES  OF  AMERICA  FOR THE  SOUTHERN
                  DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                           (b) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER
                  HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH
                  COURT OR THAT SUCH  PROCEEDING WAS BROUGHT IN AN  INCONVENIENT
                  FORUM AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                                       18

                           (c) AGREES THAT  SERVICE OF PROCESS IN ANY SUCH LEGAL
                  ACTION OR  PROCEEDING  MAY BE  EFFECTED  BY  MAILING OF A COPY
                  THEREOF (BY REGISTERED OR CERTIFIED MAIL OR ANY  SUBSTANTIALLY
                  SIMILAR FORM OF MAIL POSTAGE PREPAID) TO THE ADDRESS SET FORTH
                  IN SECTION  10.3 HEREOF OR AT SUCH OTHER  ADDRESS OF WHICH THE
                  OTHER  PARTIES  HERETO  SHALL  HAVE BEEN  NOTIFIED  IN WRITING
                  PURSUANT TO SECTION 10.3.

                           (d) THE BORROWER AND THE LENDER EACH WAIVES ITS RIGHT
                  TO JURY TRIAL WITH RESPECT TO ANY LEGAL ACTION  ARISING  UNDER
                  THIS AGREEMENT.

                  SECTION 10.13.  EXECUTION IN COUNTERPARTS.  This Agreement may
be executed in any number of counterparts,  each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                       19

                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                 BNS HOLDING, INC.

                                                 By: /s/ Michael Warren
                                                     ---------------------------
                                                 Name: Michael Warren
                                                 Title: President and CEO

                                                 STEEL PARTNERS II, L.P.

                                                 By: Steel Partners, L.L.C.
                                                     General Partner

                                                 By: /s/ Warren G. Lichtenstein
                                                     ---------------------------
                                                 Name: Warren G. Lichtenstein
                                                 Title: Managing Member

                                       20

                                    EXHIBIT A
                                    ---------

                                      NOTE
                                      ----

$14,000,000                                                     October __, 2006

                  FOR VALUE RECEIVED,  the undersigned (the "Borrower"),  HEREBY
PROMISES TO PAY to the order of Steel  Partners II, L.P. (the  "Lender"),  on or before the Maturity  Date (as such term is defined in the Loan  Agreement),  the principal  sum of  Fourteen  Million  and  No/100  Dollars  ($14,000,000.00)  in
accordance with the terms and provisions of that certain Loan Agreement dated as of October __, 2006 by and between the  Borrower  and the Lender (as same may be amended,  modified,  increased,  supplemented and/or restated from time to time, the "Loan  Agreement";  capitalized  terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement).

                  The outstanding  principal balance of this Note, together with all  accrued  and  unpaid  interest  thereon,  shall be due and  payable  on the
Maturity  Date.  The Borrower  promises to pay interest on the unpaid  principal balance of this Note from the Issue Date until the principal  balance thereof is paid in full. Interest shall accrue on the outstanding principal balance of this
Note from and including the Issue Date to but not including the Maturity Date at the  rate or  rates,  and  shall be due and  payable  on the  dates  and paid in accordance with the terms and conditions, set forth in the Loan Agreement.

                  Payments of  principal,  and all  amounts due with  respect to costs and expenses pursuant to the Loan Agreement, shall be made in lawful money of the  United  States  of  America  in  immediately  available  funds,  without deduction,  set-off or counterclaim  to the Lender to the account  maintained by the Lender not later than 11:59 a.m.  (New York time) on the dates on which such payments  shall become due pursuant to the terms and provisions set forth in the
Loan Agreement. Payments of interest (other than those due on the Maturity Date, which shall be paid in accordance  with the terms of the  immediately  preceding sentence)  shall be payable in kind  through the issuance of  additional  notes, substantially  in the form hereof,  in the aggregate  principal  amount equal to such amount of interest that would  otherwise be payable and shall mature on the
Maturity  Date.  The  Obligations  of the  Borrower  under  this  Note  and  any additional note issued hereunder are secured in accordance with the terms of the
Pledge and Security Agreement.

                  If any  payment of  principal  or  interest on this Note shall become due on a day that is not a Business  Day,  such payment  shall be made on the next  succeeding  Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

                                     1 of 2

                  This Note is the Note  provided for in, and is entitled to the benefits  of the Loan  Agreement,  which Loan  Agreement,  among  other  things, contains  provisions for  acceleration of the maturity hereof upon the happening of certain stated events,  for prepayments on account of principal  hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified,  and provisions to the effect that no provision of the Loan Agreement or this Note shall  require the payment or permit the  collection of interest in excess of the Highest Lawful Rate.

                  The  Borrower  and  any  and  all  endorsers,  guarantors  and sureties  severally  waive grace,  demand,  presentment  for payment,  notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration  and diligence in collecting and bringing of suit against any party  hereto,  and agree to all renewals,  extensions  or partial  payments hereon and to any release or  substitution  of security  hereof,  in whole or in part, with or without notice, before or after maturity.

                  THIS NOTE SHALL BE GOVERNED BY, AND  CONSTRUED  IN  ACCORDANCE
WITH,  THE LAWS OF THE STATE OF NEW YORK  APPLICABLE TO CONTRACTS MADE AND TO BE
PERFORMED WHOLLY WITHIN SUCH STATE.

                  IN WITNESS  WHEREOF,  the  Borrower has caused this Note to be duly executed and delivered effective as of the date first above written.

                                                 BNS HOLDING, INC.

                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                                     2 of 2

                                    EXHIBIT B
                                    ---------

                          Pledge and Security Agreement